POWER OF ATTORNEY

 The undersigned, Matt Doheny, hereby appoints each of

Patrick M. Sheller and Susan M. Wylie, individually, his

attorney-in-fact to:

(1) execute for the undersigned, in the

undersigned's capacity as a Director of Eastman

Kodak Company (the "Company"), Forms 3, 4, and 5

in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the rules

thereunder;

 (2) execute for the undersigned, in the

undersigned?s capacity as a Director of the

Company Form 144 in accordance with the

Securities Exchange Act of 1934 and the rules

thereunder;

 (3) perform any and all acts for the undersigned

which may be necessary or desirable to complete

and execute any such Form 3, 4 or 5, or Form 144

and timely file such form with the United States

Securities and Exchange Commission and any stock

exchange or similar authority; and

 (4) take any other action of any type whatsoever in

connection with the foregoing which, in the

opinion of such attorney-in-fact, may be of

benefit to, in the best interest of, or legally

required by, the undersigned, it being

understood that the documents executed by such

attorney-in-fact on behalf of the undersigned

pursuant to this Power of Attorney shall be in

such form and shall contain such terms and

conditions as such attorney-in-fact may approve

in his or her discretion.

 The undersigned hereby grants to his attorney-in-

fact full power and authority to do anything that is

necessary or desirable in the exercise of any of the

rights and powers herein granted, as fully and to all

intents and purposes as the undersigned could do if

personally present, with full power of substitution or

revocation, hereby ratifying and confirming all that such

attorney-in-fact, or such attorney-in-fact's substitute

or substitutes, shall lawfully do or cause to be done by

virtue of this Power of Attorney and the rights and

powers herein granted.  The undersigned acknowledges that

the foregoing attorney-in-fact, in serving in such

capacity at the request of the undersigned, is not

assuming, nor is the Company assuming, any of the

undersigned's responsibilities to comply with Section 16

of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force

and effect until the undersigned is no longer required to

file Forms 3, 4 and 5 and Form 144 with respect to the

undersigned's holdings of and transactions in securities

issued by the Company, unless earlier revoked by the

undersigned in a signed writing to the foregoing

attorney-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 3rd day of

September, 2013.

     /s/ Matt Doheny

      Matt Doheny

Sworn to before me this

3rd day of September, 2013.

/s/ Sarah Louise Forgione

Notary Public